Exhibit 10.8

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (the “Agreement”), is entered into as of                      (the “Effective Date”), by and between Xunlei Limited, a company incorporated and existing under the laws of the Cayman Islands (the “Company”) and                     , an individual (the “Executive”).  Except with respect to the direct employment of the Executive by the Company, the term “Company” as used herein with respect to all obligations of the Executive hereunder shall be deemed to include the Company and all of its subsidiaries and affiliated entities (collectively, the “Group”).

RECITALS

A.                                    The Company desires to employ the Executive as its                      and to assure itself of the services of the Executive during the term of Employment (as defined below).

B.                                    The Executive desires to be employed by the Company as its                      during the term of Employment and upon the terms and conditions of this Agreement.

AGREEMENT

The parties hereto agree as follows:

1.                                      POSITION

The Executive hereby accepts a position of                      (the “Employment”) of the Company.

2.                                      TERM

Subject to the terms and conditions of this Agreement, the initial term of the Employment shall be five years commencing on the Effective Date, unless terminated earlier pursuant to the terms of this Agreement.  Upon expiration of the initial five-year term, the parties may extend the Employment term by entering into negotiations within one month prior to the expiration.

3.                                      PROBATION

No probationary period.

4.                                      DUTIES AND RESPONSIBILITIES

The Executive’s duties at the Company will include all jobs assigned by the Company’s Board of the Directors (the “Board”) or the Company’s Chief Executive Officer, as the case may be.

The Executive shall devote all of his or her working time, attention and skills to the performance of his or her duties at the Company and shall faithfully and diligently serve the Company in accordance with this Agreement, the Memorandum and Articles of Association of the Company, as amended and restated from time to time (the “Articles of Association”), and the guidelines, policies and procedures of the Company approved from time to time by the Board.

The Executive shall use his or her best efforts to perform his or her duties hereunder.  The Executive shall not, without the prior written consent of the Board, become an employee of any entity other than the Company and any subsidiary or affiliate of the Company, and shall not be concerned or interested in any business or entity that engages in the same business in which the Company engages (any such business or entity, a “Competitor”), provided that nothing in this clause shall preclude the Executive from holding any shares or other securities of any Competitor that is listed on any securities exchange or recognized securities market anywhere.  The Executive shall notify the Company in writing of his or her interest in such shares or securities in a timely manner and with such details and particulars as the Company may reasonably require.

5.                                      NO BREACH OF CONTRACT

The Executive hereby represents to the Company that: (i) the execution and delivery of this Agreement by the Executive and the performance by the Executive of the Executive’s duties hereunder shall not constitute a breach of, or otherwise contravene, the terms of any other agreement or policy to which the Executive is a party or otherwise bound except for agreements entered into by and between the Executive and any member of the Group pursuant to applicable law, if any; (ii) that the Executive has no information (including, without limitation, confidential information and trade secrets) relating to any other person or entity which would prevent, or be violated by, the Executive entering into this Agreement or carrying out his or her duties hereunder; (iii) that the Executive is not bound by any confidentiality, trade secret or similar agreement (other than this) with any other person or entity except for other member(s) of the Group, as the case may be.

6.                                      LOCATION

The Executive will be based in Shenzhen, China.  The Company reserves the right to transfer or second the Executive to any location in China or elsewhere in accordance with its operational requirements.

7.                                      COMPENSATION AND BENEFITS

(a)                                 Cash Compensation.  The Executive’s cash compensation (including salary and bonus) shall be determined by the Company and specified in a standalone agreement between the Executive and the Company’s designated subsidiary or affiliated entity and such compensation is subject to annual review and adjustment by the Company.

(b)                                 Equity Incentives.  To the extent the Company adopts and maintains a share incentive plan, the Executive will be eligible for participating in such plan pursuant to the terms thereof as determined by the Company.

(c)                                  Benefits.  The Executive is eligible for participation in any standard employee benefit plan of the Company that currently exists or may be adopted by the Company in the future, including, but not limited to, any retirement plan, life insurance plan, health insurance plan and travel/holiday plan.

8.                                      TERMINATION OF THE AGREEMENT

(a)                                 By Company.

(i)                                     For Cause.  The Company may terminate the Employment for cause, at any time, without notice or remuneration (unless notice or remuneration is specifically required by applicable law, in which case notice or remuneration will be provided in accordance with applicable law), if:

(1)                                 the Executive is convicted or pleads guilty to a felony or to an act of fraud, misappropriation or embezzlement,

(2)                                 the Executive has been grossly negligent or acted dishonestly to the detriment of the Company, or

(3)                                 the Executive has engaged in actions amounting to willful misconduct or failed to perform his or her duties hereunder and such failure continues after the Executive is afforded a reasonable opportunity to cure such failure.

(ii)                                  For death and disability. The Company may also terminate the Employment, at any time, without notice or remuneration (unless notice or remuneration is specifically required by applicable law, in which case notice or remuneration will be provided in accordance with applicable law), if:

(1)                                 the Executive has died, or

(2)                                 the Executive has a disability which shall mean a physical or mental impairment which, as reasonably determined by the Board, renders the Executive unable to perform the essential functions of his or her employment with the Company, even with reasonable accommodation that does not impose an undue hardship on the Company, for more than 180 days in any 12-month period, unless a longer period is required by applicable law, in which case that longer period would apply.

(iii)                               Without Cause.  The Company may terminate the Employment without cause, at any time, upon a two-month written notice.

(b)                                 By the Executive.  The Executive may terminate the Employment at any time with a two-months’  prior written notice to the Company.

(c)                                  Notice of Termination.  Any termination of the Executive’s employment under this Agreement shall be communicated by written notice of termination from the terminating party to the other party.  The notice of termination shall indicate the specific provision(s) of this Agreement relied upon in effecting the termination.

9.                                      CONFIDENTIALITY AND NONDISCLOSURE

(a)                                 Confidentiality and Non-disclosure.  The Executive hereby agrees at all times during the term of the Employment and after its termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without written consent of the Company, any Confidential Information.  The Executive understands that “Confidential Information” means any proprietary or confidential information of the Company, its affiliates, or their respective clients, customers or partners, including, without limitation, technical data, trade secrets, research and development information, product plans, services, customer lists and customers, supplier lists and suppliers, software developments, inventions, processes, formulas, technology, designs, hardware configuration information, personnel information, marketing, finances, information about the suppliers, joint ventures, franchisees, distributors and other persons with whom the Company does business, information regarding the skills and compensation of other employees of the Company or other business information disclosed to the Executive by or obtained by the Executive from the Company, its affiliates, or their respective clients, customers or partners either directly or indirectly in writing, orally or otherwise, if specifically indicated to be confidential or reasonably expected to be confidential.  Notwithstanding the foregoing, Confidential Information shall not include information that is generally available and known to the public through no fault of the Executive.

(b)                                 Company Property.  The Executive understands that all documents (including computer records, facsimile and e-mail) and materials created, received or transmitted in connection with his or her work or using the facilities of the Company are property of the Company and subject to inspection by the Company, at any time.  Upon termination of the Executive’s employment with the Company (or at any other time when requested by the Company), the Executive will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and will provide written certification of his or her compliance with this Agreement.  Under no circumstances will the Executive have, following his or her termination, in his or her possession any property of the Company, or any documents or materials or copies thereof containing any Confidential Information.

(c)                                  Former Employer Information. The Executive agrees that he or she has not and will not, during the term of his or her employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity with which the Executive has an agreement or duty to keep in confidence information acquired by Executive, if any, or (ii) bring into the premises of the Company any document or confidential or proprietary information belonging to such former employer, person or entity unless consented to in writing by such former employer, person or entity. The Executive will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys’ fees and costs of suit, arising out of or in connection with any violation of the foregoing.

(d)                                 Third Party Information. The Executive recognizes that the Company may have received, and in the future may receive, from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Executive agrees that the Executive owes the Company and such third parties, during the Executive’s employment by the Company and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person or firm and to use it in a manner consistent with, and for the limited purposes permitted by, the Company’s agreement with such third party.

This Section 9 shall survive the termination of this Agreement for any reason. In the event the Executive breaches this Section 9, the Company shall have right to seek remedies permissible under applicable law.

10.                               CONFLICTING EMPLOYMENT

The Executive hereby agrees that, during the term of his or her employment with the Company, he or she will not engage in any other employment, occupation, consulting or other business activity related to the business in which the Company is now involved or becomes involved during the term of the Executive’s employment, nor will the Executive engage in any other activities that conflict with his or her obligations to the Company without the prior written consent of the Company.

11.                               NON-COMPETITION AND NON-SOLICITATION

In consideration of the salary paid to the Executive by the Company and subject to applicable law, the Executive agrees that during the term of the Employment and for a period of one (1) year following the termination of the Employment for whatever reason:

(a)                                 The Executive will not approach clients, customers or contacts of the Company or other persons or entities introduced to the Executive in the Executive’s capacity as a representative of the Company for the purposes of doing business with such persons or entities which will harm the business relationship between the Company and such persons and/or entities;

(b)                                 unless expressly consented to by the Company, the Executive will not assume employment with or provide services as a director or otherwise for any Competitor, or engage, whether as principal, partner, licensor or otherwise, in any Competitor; and

(c)                                  unless expressly consented to by the Company, the Executive will not seek, directly or indirectly, by the offer of alternative employment or other inducement whatsoever, to solicit the services of any employee of the Company employed as at or after the date of such termination, or in the year preceding such termination.

The provisions contained in Section 11 are considered reasonable by the Executive and the Company. In the event that any such provisions should be found to be void under applicable laws but would be valid if some part thereof was deleted or the period or area of application reduced, such provisions shall apply with such modification as may be necessary to make them valid and effective.

This Section 11 shall survive the termination of this Agreement for any reason. In the event the Executive breaches this Section 11, the Executive acknowledges that there will be no adequate remedy at law, and the Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate). In any event, the Company shall have right to seek all remedies permissible under applicable law.

12.                               WITHHOLDING TAXES

Notwithstanding anything else herein to the contrary, the Company may withhold (or cause there to be withheld, as the case may be) from any amounts otherwise due or payable under or pursuant to this Agreement such national, provincial, local or any other income, employment, or other taxes as may be required to be withheld pursuant to any applicable law or regulation.

13.                               ASSIGNMENT

This Agreement is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that (i) the Company may assign or transfer this Agreement or any rights or obligations hereunder to any member of the Group without such consent.

14.                               SEVERABILITY

If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

15.                               ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and understanding between the Executive and the Company regarding the terms of the Employment and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The Executive acknowledges that he or she has not entered into this Agreement in reliance upon any representation, warranty or undertaking which is not set forth in this Agreement. Any amendment to this Agreement must be in writing and signed by the Executive and the Company.

16.                               GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands. Each party hereto irrevocably agrees that the courts of the Cayman Islands shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes which may arise out of or in connection with this Agreement and for such purposes irrevocably submits to the jurisdiction of such courts.

17.                               AMENDMENT

This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by both of the parties hereto.

18.                               WAIVER

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

19.                               NOTICES

All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made if (i) delivered by hand, (ii) otherwise delivered against receipt therefor, or (iii) sent by a recognized courier with next-day or second-day delivery to the last known address of the other party.

20.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

21.                               NO INTERPRETATION AGAINST DRAFTER

Each party recognizes that this Agreement is a legally binding contract and acknowledges that it, he or she has had the opportunity to consult with legal counsel of choice. In any construction of the terms of this Agreement, the same shall not be construed against either party on the basis of that party being the drafter of such terms.

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

Xunlei Limited

By:
Name:
Title:

Executive

Signature:
Name:
Title:

Schedule A

Cash Compensation

	Amount	Pay Period
Salary

Bonus

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (the “Agreement”), is entered into as of                      (the “Effective Date”), by and between Xunlei Limited, a company incorporated and existing under the laws of the Cayman Islands (the “Company”) and,                      (the “Executive”).  Except with respect to the direct employment of the Executive by the Company, the term “Company” as used herein with respect to all obligations of the Executive hereunder shall be deemed to include the Company and all of its subsidiaries and affiliated entities (collectively, the “Group”).

RECITALS

A.                                    The Company desires to employ the Executive as its                      and to assure itself of the services of the Executive during the term of Employment (as defined below).

B.                                    The Executive desires to be employed by the Company as its                      during the term of Employment and upon the terms and conditions of this Agreement.

AGREEMENT

The parties hereto agree as follows:

1.                                      POSITION

The Executive hereby accepts a position of                      (the “Employment”) of the Company.

2.                                      TERM

Subject to the terms and conditions of this Agreement, the initial term of the employment shall be three years commencing on the Effective Date, unless terminated earlier pursuant to the terms of this Agreement. Upon expiration of the initial three-year term, the term of the Employment can be renewed for a period of no more than three years at the sole discretion of the Company by giving the Executive thirty days’ written notice prior to the expiration of the initial term of Employment.

3.                                      PROBATION

The Executive will be required to undergo a probation period of three months beginning on the Effective Date.

4.                                      DUTIES AND RESPONSIBILITIES

The Executive’s duties at the Company will include all jobs assigned by the Company’s Board of the Directors (the “Board”) or the Company’s Chief Executive Officer, as the case may be, especially those jobs in connection with the proposed IPO (as defined below) of the Company.

The Executive shall devote all of his or her working time, attention and skills to the performance of his or her duties at the Company and shall faithfully and diligently serve the Company in accordance with this Agreement, the Memorandum and Articles of Association of the Company, as amended and restated from time to time

(the “Articles of Association”), and the guidelines, policies and procedures of the Company approved from time to time by the Board.

The Executive shall use his or her best efforts to perform his or her duties hereunder. The Executive shall not, without the prior written consent of the Board, become an employee of any entity other than the Company and any subsidiary or affiliate of the Company, and shall not be concerned or interested in any business or entity that engages in the same business in which the Company engages (any such business or entity, a “Competitor”), provided that nothing in this clause shall preclude the Executive from holding less than 5% shares or other securities of any Competitor that is listed on any securities exchange or recognized securities market anywhere. The Executive shall notify the Company in writing of his or her interest in such shares or securities in a timely manner and with such details and particulars as the Company may reasonably require.

5.                                      NO BREACH OF CONTRACT

The Executive hereby represents to the Company that: (i) the execution and delivery of this Agreement by the Executive and the performance by the Executive of the Executive’s duties hereunder shall not constitute a breach of, or otherwise contravene, the terms of any other agreement or policy to which the Executive is a party or otherwise bound except for agreements entered into by and between the Executive and any member of the Group pursuant to applicable law, if any; (ii) that the Executive has no information (including, without limitation, confidential information and trade secrets) relating to any other person or entity which would prevent, or be violated by, the Executive entering into this Agreement or carrying out his or her duties hereunder; (iii) that the Executive is not bound by any confidentiality, trade secret or similar agreement (other than this) with any other person or entity except for other member(s) of the Group, as the case may be.

6.                                      LOCATION

The Executive’s principal place of employment, on or prior to the completion of an underwritten public offering of securities of the Company pursuant to an effective registration statement under the US Securities Act of 1933 (“IPO”), shall be the Company’s principal executive offices, which are currently located in Shenzhen, the People’s Republic of China. The Executive may telecommute from Singapore as may be reasonably practicable subject to Company’s needs after the completion of the Company’s IPO. The Executive acknowledges that he may be required to travel from time to time in the course of performing his duties for the Company.

7.                                      COMPENSATION AND BENEFITS

(a)       Base Salary.      The Executive will be entitled to an annual base salary of                     , which shall be payable in equal installments in arrears on or before the last day of each calendar month. The Executive’s annual base salary shall be subject to annual review based on his performance.

(b)       Bonuses.

a.          First-year Guaranteed Cash Bonus.  If the Executive joins the Company on or before the Effective Date, he will be entitled to a one-time cash bonus of                     , which shall be payable in                     , provided that the Executive remains employed with the Company when such bonus is paid.

b.          Successful IPO Cash Bonus. If the Company successfully completes an IPO on or prior to the one year anniversary of the Effective Date, the Executive will be entitled to a one-time cash bonus of                     , payable within one month after the completion of the IPO.

c.           Performance Bonus. Beginning on the one year anniversary of the Effective Date, for each calendar year of the Executive’s employment, the Executive will be eligible for a cash bonus in an amount of up to                      of his annual base salary based on performance benchmarks to be determined by the Company in its sole discretion.  The annual performance bonus, if any, shall be payable in April of the following year.

(c)       Restricted Shares and Share Options.

a.          Grants. If the Executive begin his employment with the Company on or before the Effective Date, on the Effective Date, the Executive will be granted                      restricted common shares of the Company (“Restricted Shares”), equal to approximately                     % of the issued and outstanding shares of the capital stock of the Company (consisting of both common shares and preferred shares) as of date of this Agreement, and options (“Share Options”) to purchase                      common shares of the Company, equal to approximately                     % of the issued and outstanding shares of the capital stock of the Company (consisting of both common shares and preferred shares) as of date of this Agreement (such Restricted Share and Share Option grants, collectively, the “Initial Grants”).  The grant of Restricted Shares shall be made pursuant to the Company’s 2013 Share Incentive Plan adopted on November                     . The grant of Share Options shall be made pursuant to the Company’s 2010 Share Incentive Plan adopted December                     .

When the market cap of the Company (the “Market Cap”) following an IPO equals or exceeds                      (the “Market Cap Trigger”), as determined below, an additional grant of Share Options to purchase                      common shares of the Company will be made to you on the first business day after the Market Cap Trigger is satisfied in an amount equal to approximately                     % of the issued and outstanding shares of the capital stock of the Company (consisting of both common shares and preferred shares) as of the date of this Agreement (the “Market Cap Grants”). The Company’s

Market Cap shall be calculated based upon the closing price of the Company’s American Depositary Shares on the principal exchange upon which such shares are listed, and shall be equal to such closing price times all issued and outstanding common shares of the Company, with appropriate adjustments for differentials between the value of one common share and the value of one American Depositary Share. The Market Cap Trigger shall be satisfied when, at any time commencing six months after completion of the Company’s IPO, the Company’s Market Cap equals or exceeds                      for any five (5) consecutive trading days or the monthly average daily market cap equals or exceeds                      for any calendar month.

b.          Purchase/Exercise Price of Restricted Shares and Share Options. The purchase price for the Restricted Shares granted under the Initial Grants shall be the par value per share of                     .

The exercise price for the Share Options granted under the Initial Grants and the Market Cap Grants shall be                      per share, which equal seventy percent (70%) of the fair market value of                      per common share as determined by the Company with reference to the valuation report of the Company dated August 1, 2012.

c.           Vesting Schedules. Twenty-five percent                      of the Restricted Shares and Share Options granted under the Initial Grants shall vest on the earlier of: (i) the one year anniversary of the grant date (same as the Effective Date), or (ii) the first business day after the IPO is completed, and the remainder seventy-five percent (75%) of such Restricted Shares and Share Options shall vest in equal installments on a monthly basis over a thirty-six (36) month vesting period afterwards.  For the avoidance of doubt, should the Initial Grants vest prior to the one year anniversary of the grant date as a result of a successful IPO, the remainder 75% of such Restricted Shares and Share Options shall start to vest in equal installments on a monthly basis immediately after the month of the successful IPO.

The Share Options granted under the Market Cap Grants shall vest in equal installments on a monthly basis over a forty-eight (48) month vesting period commencing on the applicable grant date.

(d)                                 Annual Leave. The Executive is entitled to fifteen working days’ paid annual leave in each calendar year of his employment, which may be taken at such reasonable times as the Executive and the Company may mutually agree.

(e)                                  Benefits. The Executive is eligible to participate in any Company employee benefit plans for expatriate employees, as may be adopted or amended by the Company from time to time in the Company’s sole discretion.

8.                                      TERMINATION OF THE AGREEMENT

(a)                                 By the Company.

(i)                                     For Cause. The Company may terminate the Employment for cause, at any time, without notice or remuneration (unless notice or remuneration is specifically required by applicable law, in which case notice or remuneration will be provided in accordance with applicable law), if:

1)                                     the Executive commits a crime involving dishonesty or breach of trust;

2)                                     the Executive willfully engages in conduct that is in bad faith and materially injurious to the Company, including but not limited to, misappropriation of trade secrets, fraud or embezzlement;

3)                                     the Executive commits a material breach of this Agreement or any other agreements between the Executive and the Company;

4)                                     the Executive becomes insolvent, bankrupt or has made arrangements or compositions with his creditors generally; or

5)                                     there are other grounds as reasonably determined by the Company that would warrant termination of the Executive’s employment for cause at common law or pursuant to any applicable laws.

(ii)                                  For death and disability. The Company may also terminate the Employment, at any time, without notice or remuneration (unless notice or remuneration is specifically required by applicable law, in which case notice or remuneration will be provided in accordance with applicable law), if:

1)                                     the Executive has died, or

2)                                     the Executive has a disability which shall mean a physical or mental impairment which, as reasonably determined by the Board, renders the Executive unable to perform the essential functions of his or her employment with the Company, even with reasonable accommodation that does not impose an undue hardship on the Company, for more than 180 days in any 12-month period, unless a longer period is required by applicable law, in which case that longer period would apply.

(iii)                               Without Cause. The Company may terminate the Employment without cause, at any time, upon (i) two weeks’ written notice during the probation period and (ii) three months’ written notice after the probation period. Upon termination without cause during the probation period or after the first anniversary of the Effective Date, the Company shall provide a lump sum cash payment equal to the Executive’s base salary during the notice period. Upon termination without cause during the period between the expiration date of the probation period and the first anniversary of the Effective Date, the Company shall provide a lump sum cash payment equal to the balance of the Executive’s base salary for the first year of employment, if any.

(b)                                 By the Executive. The Executive may terminate the Employment at any time upon (i) two weeks’ written notice during the probation period and (ii) three months’ written notice after the expiration of the probation period, or by paying the Company an amount equal to the amount of the Executive’s base salary during the notice period. In addition, the Executive may resign prior to the expiration of the Agreement if such resignation is approved by the Board or an alternative arrangement with respect to the Employment is agreed to by the Board.

(c)                                  Treatment of Restricted Shares and Share Options. In the event the Executive’s employment with the Company is terminated for any reason, the Executive’s right to any unvested portion of Restricted Shares or Share Options will be terminated as of the earlier of: (i) the date that the Executive gives or is provided with written notice of such termination, or (ii) the date on which the Executive is no longer actively employed and physically present on the premises of the Company, regardless of any notice period requirement under the applicable law. To avoid any doubt, no Restricted Shares or Share Options will vest during the notice period. If the termination of Employment occurs prior to the closing date of an IPO, the Company or any entity designated by the Company will be entitled to repurchase the vested portion of Restricted Shares and Share Options from the Executive at the price determined by the Company per a valuation report to be provided by a thirty party, and the Executive’s right to such vested portion of the Restricted Shares or Share Options will be terminated immediately. The Executive will be responsible for all income tax liabilities arising from the repurchase of the Restricted Shares or Share Options by the Company.

If the Executive is terminated without Cause at any time, the Executive will be entitled to retain any vested Restricted Shares or Share Options subject to the repurchase rights of the Company set forth in this Section 8(c).  Also, if the Executive is terminated for Cause, his right to such vested portion of the Restricted Shares or Share Options will be terminated immediately. Furthermore, if the Executive is terminated with Cause, notwithstanding the Company’s right to repurchase the vested portion of Restricted Shares and Share Options from the Executive, the Company shall be entitled to claim for any losses and damages against the Executive, which entitlement shall not be prejudiced or otherwise affected by the Company’s repurchase of the Restricted Shares and Share Options from the Executive.

(d)                                 Termination of Remuneration. Except as set forth herein, all of the Executive’s rights to remuneration will cease upon termination of Employment.

(e)                                  Notice of Termination. Any termination of the Executive’s employment under this Agreement shall be communicated by written notice of termination from the terminating party to the other party. The notice of termination shall indicate the specific provision(s) of this Agreement relied upon in effecting the termination.

9.                                      CONFIDENTIALITY AND NONDISCLOSURE

(a)                                 Confidentiality and Non-disclosure. The Executive hereby agrees at all times during the term of the Employment and after its termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without written consent of the Company, any Confidential Information. The Executive understands that “Confidential Information” means any proprietary or confidential information of the Company, its affiliates, or their respective clients, customers or partners, including, without limitation, technical data, trade secrets, research and development information, product plans, services, customer lists and customers, supplier lists and suppliers, software developments, inventions, processes, formulas, technology, designs, hardware configuration information, personnel information, marketing, finances, information about the suppliers, joint ventures, franchisees, distributors and other persons with whom the Company does business, information regarding the skills and compensation of other employees of the Company or other business information disclosed to the Executive by or obtained by the Executive from the Company, its affiliates, or their respective clients, customers or partners either directly or indirectly in writing, orally or otherwise, if specifically indicated to be confidential or reasonably expected to be confidential. Notwithstanding the foregoing, Confidential Information shall not include information that is generally available and known to the public through no fault of the Executive.

(b)                                 Company Property. The Executive understands that all documents (including computer records, facsimile and e-mail) and materials created, received or transmitted in connection with his or her work or using the facilities of the Company are property of the Company and subject to inspection by the Company, at any time. Upon termination of the Executive’s employment with the Company (or at any other time when requested by the Company), the Executive will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and will provide written certification of his or her compliance with this Agreement. Under no circumstances will the Executive have, following his or her termination, in his or her possession any property of the Company, or any documents or materials or copies thereof containing any Confidential Information.

(c)                                  Former Employer Information. The Executive agrees that he or she has not and will not, during the term of his or her employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity with which the Executive has an agreement or duty to keep in confidence information acquired by Executive, if any, or (ii) bring into the premises of the Company any document or confidential or proprietary information belonging to such former employer, person or entity unless consented to in writing by such former employer, person or entity. The Executive will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys’ fees and costs of suit, arising out of or in connection with any violation of the foregoing.

(d)                                 Third Party Information. The Executive recognizes that the Company may have received, and in the future may receive, from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. The Executive agrees that the Executive owes the Company and such third parties, during the Executive’s employment by the Company and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person or firm and to use it in a manner consistent with, and for the limited purposes permitted by, the Company’s agreement with such third party.

This Section 9 shall survive the termination of this Agreement for any reason. In the event the Executive breaches this Section 9, the Company shall have right to seek remedies permissible under applicable law.

10.                               CONFLICTING EMPLOYMENT.

The Executive hereby agrees that, during the term of his or her employment with the Company, he or she will not engage in any other employment, occupation, consulting or other business activity related to the business in which the Company is now involved or becomes involved during the term of the Executive’s employment, nor will the Executive engage in any other activities that conflict with his or her obligations to the Company without the prior written consent of the Company.

11.                               NON-COMPETITION AND NON-SOLICITATION

In consideration of the salary paid to the Executive by the Company and subject to applicable law, the Executive agrees that during the term of the Employment and for a period of one (1) year following the termination of the Employment for whatever reason:

(a)                                 The Executive will not approach clients, customers or contacts of the Company or other persons or entities introduced to the Executive in the Executive’s capacity as a representative of the Company for the purposes of doing business with such persons or entities which will harm the business relationship between the Company and such persons and/or entities;

(b)                                 unless expressly consented to by the Company, the Executive will not assume employment with or provide services as a director or otherwise for any Competitor, or engage, whether as principal, partner, licensor or otherwise, in any Competitor; and

(c)                                  unless expressly consented to by the Company, the Executive will not seek, directly or indirectly, by the offer of alternative employment or other inducement whatsoever, to solicit the services of any employee of the Company employed as at or after the date of such termination, or in the year preceding such termination.

The provisions contained in Section 11 are considered reasonable by the Executive and the Company. In the event that any such provisions should be found to be void under applicable laws but would be valid if some part thereof was deleted or the period or area of application reduced, such provisions shall apply with such modification as may be necessary to make them valid and effective.

This Section 11 shall survive the termination of this Agreement for any reason. In the event the Executive breaches this Section 11, the Executive acknowledges that there will be no adequate remedy at law, and the Company shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate). In any event, the Company shall have right to seek all remedies permissible under applicable law.

12.                               WITHHOLDING TAXES

Notwithstanding anything else herein to the contrary, the Company may withhold (or cause there to be withheld, as the case may be) from any amounts otherwise due or payable under or pursuant to this Agreement such national, provincial, local or any other income, employment, or other taxes as may be required to be withheld pursuant to any applicable law or regulation.

13.                               ASSIGNMENT

This Agreement is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that (i) the Company may assign or transfer this Agreement or any rights or obligations hereunder to any member of the Group without such consent, and (ii) in the event of a Change of Control Transaction, this Agreement shall, subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties, and obligations of the Company hereunder.

14.                               SEVERABILITY

If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

15.                               ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and understanding between the Executive and the Company regarding the terms of the Employment and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter.

The Executive acknowledges that he or she has not entered into this Agreement in reliance upon any representation, warranty or undertaking which is not set forth in this Agreement. Any amendment to this Agreement must be in writing and signed by the Executive and the Company.

16.                               GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York.

17.                               AMENDMENT

This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by both of the parties hereto.

18.                               WAIVER

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

19.                               NOTICES

All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made if (i) delivered by hand, (ii) otherwise delivered against receipt therefor, or (iii) sent by a recognized courier with next-day or second-day delivery to the last known address of the other party.

20.                               COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

21.                               NO INTERPRETATION AGAINST DRAFTER

Each party recognizes that this Agreement is a legally binding contract and acknowledges that it, he or she has had the opportunity to consult with legal counsel of choice. In any construction of the terms of this Agreement, the same shall not be construed against either party on the basis of that party being the drafter of such terms.

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IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

Xunlei Limited

By:
Name:
Title:

Executive

Signature:
Name: